SCHEDULE 14C INFORMATION

                                 (RULE 14C-101)

                 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. ______)


Check  the  appropriate  box:

[X]  Preliminary  Information  Statement
[ ]  Definitive  Information Statement     [ ] Confidential, for use of the
                                               Commission  only  (as
                                               permitted by Rule 14c-5(d)(2))


                      FLEMINGTON PHARMACEUTICAL CORPORATION
                -------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

    [X]  No  Fee  Required.
    [ ]  Fee computed on table below per Exchange Act Rules 14c- 5(g) and 0-11.

    1)  Title  of  each  class  of  securities  to  which  transaction applies:

                    Common Stock, par value $.001 per share
          -------------------------------------------------------------

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

                  14,441,052 shares of Common Stock Outstanding
           ----------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                     N/A
                   ---------------------------------------------

     4)  Proposed  maximum  aggregate  value  of  transaction:
       ___________________________________________________________________

     5)  Total  Fee  Paid.
       ___________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:
       ___________________________________________________________________
     2)  Form,  Schedule  or  Registration  Statement  No.:
       ___________________________________________________________________
     3)  Filing  Party:
       ___________________________________________________________________
     4)  Date  Filed:
       ___________________________________________________________________

                              INFORMATION STATEMENT
                                TO STOCKHOLDERS
                                       OF
                      FLEMINGTON PHARMACEUTICAL CORPORATION

             THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU BY
                      THE BOARD OF DIRECTORS OF THE COMPANY

              WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.







                      FLEMINGTON PHARMACEUTICAL CORPORATION
                               31 STATE HIGHWAY 12
                          FLEMINGTON, NEW JERSEY  08822





                               SEPTEMBER 10, 2002

TABLE  OF  CONTENTS                                        PAGE
-------------------                                        ----

Information  Statement                                        1

Additional  Information                                       1

Outstanding  Voting  Securities                               2

Principal  Stockholders                                       3

Description  of  Stockholder  Matter                          4

Signature                                                     5




EXHIBIT  LIST
-------------

     1.  Amendment  to  Certificate  of  Incorporation.

                      FLEMINGTON PHARMACEUTICAL CORPORATION
                               31 STATE HIGHWAY 12
                          FLEMINGTON, NEW JERSEY 08822

                              INFORMATION STATEMENT


     This Information Statement is furnished to holders of shares of common stock, $.001 par value (the "Common Stock"), of Flemington Pharmaceutical Corporation (the "Company") to notify such stockholders that on or about August 2, 2002, the Company received written consents in lieu of a meeting of stockholders from holders of 7,584,670 shares of Common Stock representing approximately 53% of the total issued and outstanding shares of voting stock of the Company approving an amendment to the Company's certificate of incorporation to change the name of the Company from "Flemington Pharmaceutical Corporation" to "Novadel Pharma Inc." (the "Stockholder Matter").

     This Information Statement describing the approval of the Stockholder Matter is first being mailed or furnished to the Company's stockholders on or about September 10, 2002, and such matter shall not become effective until at least 20 days thereafter. Expenses in connection with the distribution of this Information Statement will be paid by the Company and are anticipated to be less than $10,000.

     The Board of Directors knows of no other matters other than those described in this Information Statement which have been recently approved or considered by the holders of a majority of the shares of the Company's voting stock.

     The approval of the Stockholder Matter described in the Information Statement required the approval of a majority of the Common Stock present and entitled to vote in person or by proxy on that matter.

                             ADDITIONAL INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     The following documents as filed with the Commission by the Company are incorporated herein by reference:

(1)     Annual  Report  on  Form 10-KSB for the fiscal year ended July 31, 2001.

(2) Quarterly Reports on Form 10-QSB for the periods ended October 31, 2001, January 31, 2002, and April 30, 2002.

(3)     Proxy  Statement  on  Schedule  14A  dated  January  16,  2002.


                          OUTSTANDING VOTING SECURITIES

     As of August 2, 2002 (the "Record Date"), out of the 50,000,000 shares of Common Stock authorized there were 14,441,052 shares of Common Stock issued and outstanding, and out of the 1,000,000 shares of Preferred Stock authorized there were no shares of the Preferred Stock outstanding.

     Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consents of the Company's stockholders. Each share of Common Stock was entitled to one (1) vote.

     The General Corporation Law of the State of Delaware (the "DGCL") provides in substance that unless the Company's certificate of incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

     In accordance with the DGCL, the Company received more than a majority of the shares of Common Stock approving the Stockholder Matter. As a result, the Company shall take all actions necessary to implement the Stockholder Matter.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth the number of shares of our common stock owned as of the Record Date by (i) each person who is known by the Company to own beneficially more than five percent of the Company's common stock; (ii) each of the Company's officers and directors; and (iii) all officers and directors as a group. Except as otherwise noted, the persons named in the table below do not own any other capital stock of the Company and have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address or                Amount and Nature Of           Percentage Of
Number In Group(1)                 Beneficial Ownership (2)           Class
------------------                 ------------------------          ------

Harry A. Dugger, III, Ph.D.                 1,829,003(3)              12.12%

John  Klein                                         0(4)               ____

Donald  Deitman                                     0                  ____

Robert  C.  Galler                            700,000(5)               4.62%

Robert  F.  Schaul,  Esq.                     264,310(6)               1.80%

Jack  J.  Kornreich                           244,000(6)               1.67%

Mohammed  Abd  El-Shafy                             0(7)

Lindsay Rosenwald                          13,233,334(8)              62.84%

Biomedical Investment Group, LLC         5,333,334(8)(9)              31.18%

All  Executive  Officers  and      3,037,599(3)(4)(5)(6)(7)           20.21%
Directors  as  a  group
(7  persons)

(1) The address of all holders listed herein is c/o Flemington Pharmaceutical Corporation, 31 State Highway 12, Flemington, New Jersey 08822.

(2) Except as otherwise indicated, each named holder has, to our knowledge, sole voting and investment power with respect to the shares indicated. Beneficial ownership as reported in the table above has been determined in accordance with Instruction (4) to Item 403 of Regulation S-B of the Exchange Act.

(3) Includes options to purchase 200,000 shares of common stock(exercisable at $.70 per share)issued under the 1992 Stock Option Plan which expire in July 2006; options to purchase 50,000 shares of common stock (exercisable at $.70 per share) under the 1997 Stock Option Plan which expire in December 2006; options to purchase 95,000 shares of common stock(exercisable at $.70 per share)issued under the 1998 Stock Option Plan which expire in January 2005, options to purchase 300,000 shares of common stock issued outside of the Plans (exercisable at $1.84 per share) which expire November 2007; 108,000 shares owned by his daughter Christina Dugger; and 108,000 shares owned by his son Andrew Dugger. Dr. Dugger may be deemed to be a "parent" of the Company as such term is defined under the Federal securities laws.

(4) Does not include Non-Plan options, issued in February 2002, to purchase 1,000,000 shares of common stock at an exercise price of $2.40 per share. These options vest in three equal annual installments, beginning in 2003, and expire in 2012.

(5) Mr. Galler was granted Non-Plan options to purchase 1,050,000 shares of common stock, at an exercise price of $0.75 per share. 700,000 of these options are vested; the remaining 350,000 options are subject to a condition precedent which has not yet been met. The vested options expire in September 2011.

(6) Includes: 20,000 options, issued under the 1992 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in July, 2006; 25,000 options issued under the 1997 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in March 2008; 10,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in September 2009: 95,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in January 2010; and 75,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $2.63 per share, expiring in February 2012.

(7) Does not include Non-Plan Options, issued in May 2002, to purchase 150,000 shares of common stock at an exercise price of $3.02 per share. The options vest equally in November 2002, May 2003 and May 2004 and expire in May 2012.

(8) Includes 3,950,000 shares of common stock and warrants to purchase 3,950,000 shares of common stock at an exercise price of $.75 per share which expire in December 2008. Also includes 2,666,667 shares of common stock and 2,666,667 warrants to purchase 2,666,667 shares of common stock, which expire in March 2009, owned by Biomedical Investment Group, LLC which is a limited liability company wholly owned by Lindsay A. Rosenwald.

(9) Includes warrants to purchase 2,666,667 shares of common stock at an exercise price of $.75 per share which expire in March 2009.


COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of Section 12-registered equity securities ("Reporting Persons") are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from August 1, 2001 to July 31, 2002, all Section 16(a) filing requirements applicable to its Reporting Persons were complied with.


                        DESCRIPTION OF STOCKHOLDER MATTER

AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "NOVADEL PHARMA INC."


NAME  CHANGE

     Due to the Company's desire to adopt a name that will more accurately reflect the Company's character and business operations within the pharmaceutical industry, the Board of Directors has determined that it will be in the best interests of the Company and its stockholders to change the name of the Company from "Flemington Pharmaceutical Corporation" to "Novadel Pharma Inc.".

     The Board of Directors by unanimous written consent dated July 30, 2002, and certain stockholders (the "Majority Stockholders") owning a majority of issued and outstanding capital stock of the Company entitled to vote, by written consent dated as of August 2, 2002, approved an amendment to its certificate of incorporation to change the name of the corporation to "Novadel Pharma Inc." The amendment to the certificate of incorporation is set forth as Annex A to this Information Statement.

     After the name change, it is anticipated that the Company's trading symbol for the OTC Bulletin Board will be changed from "FLEM" to "NVDL".

VOTE  REQUIRED

     The affirmative vote of the holders of a majority of the outstanding common shares is required for approval of the Stockholder Matter, which vote has been obtained by written consent dated as of August 2, 2002.

DISSENTERS'  RIGHTS

     Dissenters' rights will not be available to stockholders who oppose the amendment to the certificate of incorporation of the Company as presented herein.

BOARD  OF  DIRECTORS  RESERVATION  OF  RIGHTS

     The Company intends to file a certificate of amendment to the certificate of incorporation with the Delaware Secretary of State changing the corporate name to "Novadel Pharma Inc." within 30 days of the mailing of this Information Statement.

     Our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Stockholder Matter, if at any time prior to filing a certificate of amendment to the certificate of incorporation, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders.

IF  YOU  HAVE  ANY  QUESTIONS  REGARDING  THIS  INFORMATION  STATEMENT,

                                 PLEASE CONTACT:

                           Harry A. Dugger, III, Ph.D.
                               31 State Highway 12
                          Flemington, New Jersey  08822
                                  (908) 782-3431

                                      By  order  of  the  Board  of  Directors
                                      Flemington  Pharmaceutical
                                      Corporation

                                      ________________________________________
                                      Harry  A.  Dugger,  III,  Ph.D.
                                      Chief  Executive  Officer  and
                                      President

                                                                         ANNEX A

                            CERTIFICATE OF AMENDMENT

                                        OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                      FLEMINGTON PHARMACEUTICAL CORPORATION


It  is  hereby  certified  that:

1. The name of the corporation (hereinafter called the "corporation") is Flemington Pharmaceutical Corporation.

2. The certificate of incorporation of the corporation is hereby amended by striking out Article First in its entirety and by substituting in lieu of said Article the following new Article:

                                 "ARTICLE FIRST
                                      NAME

          1.1 The name of the corporation (hereinafter called the "Corporation") is Novadel Pharma Inc."


3. The amendment of the certificate of incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.


Signed  on  ________  ___,  2002.

                                    FLEMINGTON  PHARMACEUTICAL  CORPORATION



                                   By: __________________________
                                   Name:
                                   Title: